                                 SENIOR NOTES

                         REGISTRATION RIGHTS AGREEMENT

                         DATED AS OF DECEMBER 28, 1993

                                 BY AND AMONG

                             M.D.C. HOLDINGS, INC.



                          THE GUARANTORS NAMED HEREIN

                                      AND

                   THE PURCHASERS WHO ARE SIGNATORIES HERETO
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                                  SENIOR NOTES
                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is made and entered into as of December 28, 1993, by and among M.D.C. Holdings, Inc., a Delaware corporation (the "Company"), the Guarantors named herein and the purchasers of securities of the Company and the Guarantors whose signatures appear on the execution pages of this Agreement (the "Purchasers").

     This Agreement is made pursuant to the Purchase Agreement, dated of even date herewith, among the Company, the Guarantors and each of the Purchasers of Notes (collectively, the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

            The parties hereby agree as follows:

1.   Definitions
     -----------

            As used in this Agreement, the following terms shall have the following meanings:

            Advice:  As defined in the last paragraph of Section 6 hereof.
            ------

            Affiliate of any specified person shall mean any other person
            ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement:  This Registration Rights Agreement, as the same may be
            ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

            Business Day:  Any day except Saturday, Sunday and any day which
            ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

        Company:  M.D.C. Holdings, Inc., a Delaware corporation, and any
        -------
successor corporation thereto.

        Consummate:  When used to qualify the term "Exchange Offer" shall mean
        ----------
validly and lawfully to issue the Exchange Securities pursuant to the Exchange Offer for all Registrable Securities tendered pursuant thereto.

        Effectiveness Date:  May 27, 1994.
        ------------------

        Effectiveness Period:  As defined in Section 3 hereof.
        --------------------

        Event Date:  As defined in Section 4(a) hereof.
        ----------

        Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
        ------------
rules and regulations of the SEC promulgated pursuant thereto.

        Exchange Date:  As defined in Section 2(d) hereof.
        -------------

        Exchange Offer:  An offer to issue, in exchange for any and all of the
        --------------
Registrable Securities, a like aggregate principal amount of Exchange Securities, which offer shall be made by the Company pursuant to Section 2 hereof.

        Exchange Opinion:  A favorable opinion of outside counsel to the Company
        ----------------
(who must be reasonably satisfactory to the holders of a majority in principal amount of the Registrable Securities), addressed to the holders of Registrable Securities, in form and substance reasonably satisfactory to Special Counsel, to the effect that holders (other than Affiliates of the Company) who exchange their Registrable Securities for the Exchange Securities pursuant to the Exchange Offer (i) lawfully may resell the Exchange Securities to the public without further registration under the Securities Act and (ii) other than Participating Broker-Dealers, lawfully may effect such resales without delivering to the purchaser thereof a prospectus that meets the requirements of
Section 10 of the Securities Act.

        Exchange Securities:  The Series B Senior Notes due 2003 of the Company
        -------------------
that are identical to the Notes in all material respects, except that the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement under the Securities Act.

        Filing Date:  February 11, 1994.
        -----------

        Guarantors:  Collectively, Richmond American Homes of California, Inc.,
        ----------
Richmond American Homes of Maryland, Inc., Richmond American Homes of Nevada, Inc., Richmond American Homes of Virginia, Inc., Richmond American Homes, Inc., Richmond Homes, Inc. I and Richmond Homes, Inc., II.

        Indemnified Party:  As defined in Section 8(c) hereof.
        -----------------

        Indemnifying Party:  As defined in Section 8(c) hereof.
        ------------------

        Indenture:  The Indenture, dated as of December 15, 1993, between the
        ---------
Company, the Guarantors and Pledgors named therein, and the Trustee thereunder, pursuant to which the Notes were issued, as amended or supplemented from time to time in accordance with the terms thereof.

        Liquidated Damages:  As defined in Section 4(a) hereof.
        ------------------

        Losses:  As defined in Section 8(a) hereof.
        ------

        Notes:  The $190,000,000 aggregate principal amount of original 11-1/8%
        -----
Senior Notes due 2003 of the Company and the guaranties by the Guarantors relating thereto being issued pursuant to the Indenture.

        Participating Broker-Dealer:  As defined in Section 2(e) hereof.
        ---------------------------

        Paying Agent:  As defined in the Indenture.
        ------------

        Placement Memorandum:  The Private Placement Memorandum of the
        --------------------
Company, dated December 6, 1993, relating to the Notes (including, but not limited to, the

Company's Form 10-K for the year ended December 31, 1992, the Company's Proxy Statement, dated May 14, 1993, the Company's Form 10-Q for the quarterly period ending September 30, 1993 and the Company's Form 8K, dated December 6, 1993), as amended or supplemented by any and all amendments and supplements thereto.

        Proceeding:  An action, claim, suit or proceeding (including, without
        ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        Prospectus:  The prospectus included in any Registration Statement
        ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or the Exchange Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        Registrable Securities:  The Notes, upon original issuance thereof, and
        ----------------------
at all times subsequent thereto, until, in the case of any such Note, (i) it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement covering it, or (ii) it is sold by the holder thereof pursuant to Rule 144 (or any similar provisions then in effect).

        Registration Statement:  Any registration statement of the Company and
        ----------------------
the Guarantors that covers any of the Notes or the Exchange Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities
        --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

        Rule 144A:  Rule 144A promulgated by the SEC pursuant to the Securities
        ---------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

        Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities
        --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

        SEC:  The Securities and Exchange Commission.
        ---

        Securities Act:  The Securities Act of 1933, as amended, and the rules
        --------------
and regulations promulgated by the SEC thereunder.

        Shelf Notice:  As defined in Section 2(c) hereof.
        ------------

        Shelf Registration:  As defined in Section 3 hereof.
        ------------------

        Special Counsel:  Any special counsel to the holders of Registrable
        ---------------
Securities, for which holders of Registrable Securities will be reimbursed pursuant to Section 6.

        TIA:  The Trust Indenture Act of 1939, as amended.
        ---

        Trustee:  First Bank National Association, the trustee under the
        -------
Indenture.

        underwritten registration or underwritten offering:  A registration in
        --------------------------------------------------
connection with which securities of the Company and the Guarantors are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.   Exchange Offer
     --------------

        (a) The Company and the Guarantors shall use their best efforts to cause the Exchange Opinion to be issued to the holders of the Registrable Securities and shall file a Registration Statement relating to the Exchange Offer with the SEC no later than the Filing Date. The offer and sale of the Exchange Securities pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form and duly registered or qualified under applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations of and pursuant to the Exchange Act and state securities or Blue Sky laws. On or prior to the Effectiveness Date, the Company and the Guarantors shall Consummate the Exchange Offer and cause to be delivered to all holders who are to receive Exchange Securities an updated Exchange Opinion, dated the date of the Consummation of the Exchange Offer. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law and that the Exchange Offer Opinion be delivered in accordance herewith. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Notes and the Exchange Securities.

        (b) The Company and the Guarantors may require each holder of Registrable Securities participating in the Exchange Offer to represent to the Company and the Guarantors and their counsel that at the time of the Consummation of the Exchange Offer (i) any Exchange Securities received by such holder will be acquired in the ordinary course of its business and (ii) such holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Securities within the meaning of the Securities Act.

        (c) If (i) the Company and the Guarantors are unable, using their best efforts, to obtain an Exchange Opinion in accordance with Section 2(a), or
(ii) prior to the Consummation of the Exchange Offer, either the Company and the Guarantors or holders of 20% or more of the aggregate principal amount of Registrable Securities determines in its or their reasonable judgment that, based upon advice of legal counsel, the Exchange Securi-ties would not, upon receipt, be tradeable by each such holder without restriction under the Securities Act (other than a restriction related solely to a holder's status as an Affiliate of either the Company or the Guarantors or as a Participating Broker-Dealer), then, upon such a determination by the Company and the Guarantors or receipt by the Company and the Guarantors of notice of such determination by such holders, the Company and the Guarantors shall promptly deliver to the holders of the Registrable Securities and the Trustee notice thereof (the "Shelf Notice") and shall thereafter file a Shelf Registration pursuant to Section 3. Following the delivery of a valid Shelf Notice in accordance with the provisions hereof, the Company and the Guarantors shall not have any further obligation under this Section 2.

        (d) The Company and the Guarantors shall commence the Exchange Offer (within the time periods set forth herein) by mailing the related exchange offer prospectus and appropriate accompanying documents to each holder of Registrable Securities providing, in addition to such other disclosures as are required by applicable law:

        i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

        ii) the dates of acceptance for exchange (the "Exchange Date"), which date shall in no event be later than the Effectiveness Date;

        iii) that holders of Registrable Securities electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the Exchange Date; and

        iv) that holders of Registrable Securities will be entitled to withdraw their election to exchange Notes, not later than the close of business on the Exchange Date;

          As soon as practicable after the Exchange Date (but in no event later than the Effectiveness Date), the Company shall:

          (i) accept for exchange all Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, or cause the Trustee under the Indenture to authenticate and mail to each holder, an Exchange Security equal in principal amount to the principal amount of the Notes surrendered by such holder.

                (e) The Company has been informed that the Staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities (other than a resale of an unsold allotment resulting from the original placement of the Notes).

                The Company has also been informed that it is the Staff's position that if the Prospectus contained in the Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

                In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of Section 6 of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by any Participating Broker-Dealer or the Company, in each case as provided in clause
(ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in this Section 2(e); provided that:
                                    --------

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Registration Statement, as would otherwise be contemplated by this Agreement, for a period exceeding 90 days after the Effectiveness Date (as such period may be extended pursuant to the terms of this Agreement relating to a Shelf Registration) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 2(e);

          (ii) the application of the Shelf Registration procedures set forth in this Section 2(e) of this Agreement to an Exchange Offer, to the extent not otherwise required by the positions of the Staff of the SEC or the Securities Act, will be in conformity with the reasonable request to the Company by anyone who certifies to the Company in writing a reasonable period prior to the Filing Date that they anticipate that they may be a Participating Broker-Dealer.

3.   Shelf Registration
     ------------------

     If a Shelf Notice is delivered as contemplated by Section 2(c), then the Company and the Guarantors shall prepare and file, as promptly as reasonably practicable thereafter, with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities (the "Shelf Registration"). The Company and the Guarantors shall (i) file a Registration Statement relating to the Shelf Registration with the SEC on or prior to the Filing Date, (ii) cause the Shelf Registration to become effective under the Securities Act on or prior to the Effectiveness Date, and (iii) keep the Shelf Registration continuously effective under the Securities Act until (the "Effectiveness Period") (A) 24 months following the date on which the Shelf Registration becomes effective (subject to extension pursuant to Section 5(a) and the last paragraph of Section 6 hereof) or (B) if sooner, the date following the date that all Registrable Securities covered by the Shelf Registration have been sold pursuant thereto; provided that the Effectiveness Period shall be extended to
                  --------
the extent required to permit dealers to comply with the applicable prospectus delivery requirements under Rule 174 under the Securities Act.

4.   Liquidated Damages
     ------------------

        (a) The parties hereto agree that the holders of Registrable Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 2 or Section 3 and that it would not be feasible to ascertain the extent of such damages. Accordingly, if, other than primarily as a result of any action by the holders of Registrable Securities or any of their agents or representatives, including, without limitation, their Special Counsel or an inability on the part of any holder or any of their representatives or agents to obtain any necessary approval from the National Association of Securities Dealers, Inc., (i) either a Registration Statement relating to either the Exchange Offer or the Shelf Registration is not filed with the SEC on or prior to the Filing Date, or (ii) (x) on or prior to the Effectiveness Date, either the Shelf Registration or the Registration Statement relating to the Exchange Offer has not become effective under the Securities Act or (y) the Exchange Offer (if required) has not been Consummated within 45 business days after the Effectiveness Date (the "Exchange Date"), or (iii) at any time prior to the end of the Effectiveness Period the Shelf Registration shall have ceased to be continuously effective (the Filing Date, in the case of clause (i), the Effectiveness Date (or the Exchange Date), in the case of clause
(ii), and the date on which the Registration Statement ceases to be continuously effective, in the case of clause (iii), being referred to herein as the "Event Date"), then the Company and the Guarantors agree jointly and severally to pay, as liquidated damages, and not as a penalty, to each holder of a Registrable Security, an additional amount (the "Liquidated Damages") equal to $.20 per week per $1,000 principal amount of Registrable Securities held by such holder for each day beginning on, and including, the Event Date and ending on but not including the date that the act required as of such Event Date actually takes place; provided that the Company shall not be required to pay in excess of $.20
       --------
per week per $1,000 principal amount of Registrable Securities held by any holder on account of failures to act as of all such Event Dates.

        (b) The Company shall notify the Trustee and Paying Agent under the Indenture immediately upon the happening of each and every Event Date. The Company shall pay the Liquidated Damages due on the Registrable Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the holders thereof, at least one business day prior to the next interest payment date specified by the Indenture, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Event Date.

        (c) The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by holders of Registrable Securities by reason of the failure of the Shelf Registration, or the Exchange Offer, to be filed, to be declared effective, to be Consummated or to remain effective, as the case may be, in accordance with this Agreement.

5.   Hold-Back Agreements
     --------------------

        (a)    Restrictions on Sale by Holders of Registrable Securities.  Each
               ---------------------------------------------------------
holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering or placement agent in a private offering of the Company's or the Guarantors' debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Notes (except pursuant to an Exchange Offer), during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering or private offering. If a proper request is made pursuant to this Section 5(a) at any time when a Shelf Registration is effective, then the time period during which such a Shelf Registration is required to remain continuously effective for such holders of Registrable Securities pursuant to the terms of this Agreement shall be extended by 100 days.

        The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement.

        (b)    Restrictions on Public Sale by the Company, the Guarantors and
               --------------------------------------------------------------
Others.  The Company and the Guarantors agree that without the written consent
- ------
of the managing underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its debt securities, including a sale pursuant to Regulation D or Rule 144A under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (provided, however, that such period shall be extended by
                        --------  -------
the number of days from and including the date of the giving of any notice pursuant to Section 6(c) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
Section 6(k) hereof).

6.   Registration Procedures
     -----------------------

        In connection with the Company's and the Guarantors' registration obligations hereunder, the Company and the Guarantors shall effect such registrations on the appropriate form available for the sale of the Registrable Securities or Exchange Securities, as applicable, to (i) permit the sale of Exchange Securities and (ii) in the case of a Shelf Registration, permit the sale of Registrable Securities in accordance with the method or methods of disposition thereof specified by the holders of a majority in aggregate principal amount of Registrable Securities, and pursuant thereto the Company and the Guarantors shall as expeditiously as possible:

        (a) In the case of a Shelf Registration, no fewer than 10 Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Special Counsel and such underwriters, if any, and cause the officers and directors of the Company and the Guarantors, counsel to the Company and the Guarantors and independent certified public accountants to the Company and the Guarantors to respond to such inquiries as shall be necessary, in the opinion of such Special Counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided, further, that
                                                        --------  -------
the Company shall not be deemed to have kept a Registration Statement effective during the applicable period if it voluntarily takes any action that results in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities pursuant to Federal securities laws during that period unless such action is required under applicable law (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling holders of Registrable Securities are not able to sell Registrable Securities). Neither the Company nor the Guarantors shall file any such Registration Statement or Prospectus or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis; provided, that subject to the clause preceding subsection (a) of this Section 6,
- --------
the Company may reasonably and in good faith file such document in a form required by law or upon advice of its counsel and make such of the Company's representatives as shall reasonably be requested by holders' Special Counsel or a managing underwriter, if any, available for negotiation and discussion in good faith on such document; provided, further, however, that in the event that the
                        --------  -------  -------
holders, their Special Counsel or the managing underwriter make such an objection, the Filing Date and the Effectiveness Date shall be extended for a period of 60 days;

        (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

        (c) Notify the Special Counsel and the managing underwriters, if any, promptly, (and in the case of (i) (A) in no event fewer than two Business Days prior to such filing) and (if requested by any such Person), confirm such notice in writing, (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) in the case of a Shelf Registration, of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time any of the representations and warranties of the Company or the Guarantors contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Exchange Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) in the case of a Shelf Registration, of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (d) Use their reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Exchange Securities for sale in any jurisdiction, at the earliest practicable moment;

        (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with such offering, make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company and the Guarantors have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company and the Guarantors shall not be required to
- --------  -------
take any action pursuant to this Section 6(e) that would, in the opinion of outside counsel for the Company and the Guarantors, violate applicable law;

        (f) Furnish to each holder of Registrable Securities and Exchange Securities, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

        (g) Deliver to each holder of Registrable Securities and Exchange Securities, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company, and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, unless an event occurs under Paragraph 6(c)(vi) in which case such consent shall not be deemed to be given until the Company and the Guarantors have complied with Paragraph 6(k) or the holders of the Registrable Securities have received an Advice;

        (h) Prior to any public offering of Registrable Securities and prior to the Consummation of the Exchange Offer, use their reasonable best efforts to register or qualify or cooperate with the holders of Registrable Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or Exchange Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities or Exchange Securities covered by the applicable Registration Statement; provided, however, that the Company and the Guarantors shall not be
           --------  -------
required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company and the Guarantors to any tax in any such jurisdiction where it is not then so subject;

        (i) Cooperate with the holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Exchange Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities or Exchange Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities or Exchange Securities;

        (j) Use their reasonable best efforts to cause the Registrable Securities and Exchange Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to Consummate the disposition of such Registrable Securities and Exchange Securities; provided, however, that the Company and the Guarantors shall not be required to
- --------  -------
register the Registrable Securities and Exchange Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company and the Guarantors to any tax in any such jurisdiction where it is not then so subject or to require the Company or the Guarantors to qualify to do business in any jurisdiction where it is not then so qualified;

        (k) Upon the occurrence of any event contemplated by Paragraph 6(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (l) Use their reasonable best efforts to cause the Registrable Securities or the Exchange Securities, as applicable, covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of Registrable Securities relating to such Registration Statement or the managing underwriters, if any;

        (m) Prior to the effective date of the first Registration Statement relating to the Registrable Securities and Exchange Securities, as applicable, to provide a CUSIP number for the Registrable Securities and Exchange Securities, as applicable;

        (n) Use their reasonable best efforts to cause all Registrable Securities or the Exchange Securities, as applicable, relating to such Registration Statement to be listed on each securities exchange, if any, on which substantially similar securities issued by the Company or the Guarantors are then listed;

        (o) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company, the Guarantors and their subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwrit-
ten offerings, and confirm the same if and when requested; provided that any
                                                           --------
such representations and warranties with respect to such holders need include only customary representations as to compliance with matters addressed by Rule 10b-5 under the Securities Act and that the Registration Statement has been declared effective by the SEC pursuant to the Securities Act; (ii) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Registrable Securities being sold), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; provided that any such opinions addressed to holders may be
                  --------
limited to a customary opinion as to compliance with matters addressed by Rule 10b-5 under the Securities Act and that the Registration Statement has been declared effective by the SEC pursuant to the Securities Act; (iii) use their best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantors or of any business acquired by the Company or the Guarantors for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to holders of a majority in aggregate principal amount of the holders of Registrable Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates, other than those specifically referenced in this clause (o), as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securi-ties being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 6(o)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors;

        (p) In the case of a Shelf Registration Statement, make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their subsidiaries, and cause the officers, directors, agents and employees of the Company, the Guarantors and their subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement;

        (q) Provide an indenture trustee for the Registrable Securities and the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as applicable; and in connection therewith, cooperate with the trustee under the Indenture and the holders of the Registrable Securities and the Exchange Securities, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

        (r) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of each of the Company and the Guarantors after the effective date of a Registration Statement, which statement shall cover said 12-month periods, or end shorter periods as is consistent with the requirements of Rule 158; and

        (s) If an Exchange Offer is to be Consummated, upon delivery of the Registrable Securities by such holders to the Company and the Guarantors in exchange for the Exchange Securities, the Company and the Guarantors shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

        The Company and the Guarantors may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company and the Guarantors such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company and the Guarantors may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

        If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

        In the case of a Shelf Registration pursuant to Section 3 hereof, each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v) or 6(c)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the "Advice") by the Company and the Guarantors that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company and the Guarantors shall give any such notice, the time periods mentioned in
Section 3 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

7.   Registration Expenses
     ---------------------

        (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors shall be borne jointly and severally by the Company and the Guarantors whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement (unless such Registration Statement is not filed or does not become effective or securities are not issued or sold pursuant to such Registration Statement primarily as a result of any action by the holders of Registrable Securities requesting such registration). The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or holders in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority in aggregate principal amount of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority in principal amount of the Registrable Securities included in or tendered for in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and the Guarantors and Special Counsel for the holders (in accordance with the provisions of Section 7(b) hereof), (v) fees and disbursements of the independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), (vii) rating agency fees, (viii) Securities Act liability insurance, if the Company and the Guarantors so desires such insurance, and (ix) fees and expenses of all other persons retained by the Company and the Guarantors. In addition, the Company and the Guarantors shall pay their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company and/or the Guarantors are then listed, if it chooses, or is required, so to list and rating agency fees (plus any local counsel, deemed appropriate by the holders of a majority in aggregate principal amount of the Registrable Securities).

        (b) In connection with any Registration hereunder, the Company and the Guarantors shall reimburse the holders of the Registrable Securities being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys ("Special Counsel") chosen by the holders of a majority in aggregate principal amount of the Registrable Securities.

8.   Indemnification
     ---------------

        (a)    Indemnification by the Company and the Guarantors.  The Company
               -------------------------------------------------
and the Guarantors shall, notwithstanding termination of this Agreement and without limitation as to time, jointly and severally indemnify and hold harmless each holder of Registrable Securities, each initial holder of Exchange Securities, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such holder (within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, that such are finally determined to have been based upon information regarding such holder furnished in writing to the Company and the Guarantors by or on behalf of such holder expressly for use therein, and that information was reasonably relied on by the Company and the Guarantors in the preparation thereof; provided, however, that the Company and
                                       --------  -------
the Guarantors shall not be liable to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company and the Guarantors with copies of the Prospectus on a timely basis, such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof and (ii) the Prospectus would have adequately corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (B) any such Losses arise primarily out of or are based primarily upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is adequately corrected in an amendment or supplement to the Prospectus (such that there is no longer any untrue statement of a material fact in the Prospectus or omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading) and if, having previously been furnished by or on behalf of the Company and the Guarantors with copies of the Prospectus as so amended or supplemented, the holder of Registrable Securities thereafter failed to deliver such Prospectus as so amended or supplemented on a timely basis, prior to or concurrently with the sale of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof from such holder.

        (b)    Indemnification by Holder of Registrable Securities.  In
               ---------------------------------------------------
connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company and the Guarantors in writ-ing such information as the Company and the Guarantors reasonably request for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company and the Guarantors, their directors, officers, agents and employees, each Person who controls the Company or the Guarantors (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company and the Guarantors expressly for use in such Registration Statement or Prospectus and that such information was reasonably relied upon by the Company and the Guarantors in preparation of such Registration Statement, Prospectus or form of prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c)    Conduct of Indemnification Proceedings. If any Proceeding shall
               --------------------------------------
be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall so notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided,
                                                                   --------
that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

        Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties, unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that an actual conflict of interest may exist if such counsel represents such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), it being understood, however, that, the Indemnifying Party
                                          -------
shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any proceeding unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are or may be the subject matter of such proceeding.

        All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 8) shall be paid to the Indemnified Party, as incurred, within 20 business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified
           --------
Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

        (d)    Contribution.  If a claim by an Indemnified Party for
               ------------
indemnification under Section 8(a) or 8(b) hereof is found unenforceable in a final judgment (not subject to further appeal) by a court of competent jurisdiction (even though the express provisions hereof provide for indemnification in such case), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or Proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a holder of Registrable Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.   Rules 144 and 144A
     ------------------

        The Company and the Guarantors shall use their best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company or the Guarantors are not required to file such reports, they will, upon the reasonable request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company and the Guarantors each further covenant that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A. Upon the request of any holder of Registrable Securities, the Company and the Guarantors shall deliver to such holder a written statement as to whether it has complied with such requirements.

10.  Underwritten Registrations
     --------------------------

        If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority in aggregate principal amount of such Registrable Securities included in such offering.

        No person may participate in any underwritten registration hereunder, unless such Person (a) agrees to sell such Person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.  Miscellaneous
     -------------

        (a)    Remedies.  In the event of a breach by the Company and the
               --------
Guarantors, or by a holder of Registrable Securities, of any of their obligations under this Agreement, each holder of Registrable Securities or the Company and the Guarantors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors, and each holder of Registrable Securities, agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

        (b)    No Inconsistent Agreements.  None of the Company nor the
               --------------------------
Guarantors has entered into, as of the date hereof, nor shall the Company or the Guarantors, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Registrable Securities, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except for the Convertible Notes Registration Rights Agreement (as defined in the Purchase Agreement) and registration rights granted to Messrs. Mizel and Mandarich pursuant to the Option Agreement (as defined in the Placement Memorandum), none of the Company nor the Guarantors has previously entered into any agreement granting any registration rights with respect to any of its securities to any person.

        (c)  No Piggyback on Registrations.  None of the Company, the Guarantors
             -----------------------------
nor any of their respective securityholders (other than the holders of Registrable Securities in such capacity pursuant to the applicable Section hereof) may include securities of the Company or the Guarantors in any Shelf Registration or Exchange Offer (except to the extent that the inclusion of such securities by the Company or the Guarantors or such securityholder would not, in the good faith opinion of the managing underwriter selected by the holders of Registrable Securities, materially and adversely affect the success of the offering proposed to be made by holders of Registrable Securities).

        (d)    Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the holders of a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, however, that, for the
                                            --------  -------
purposes of this Agreement, Registrable Securities that are owned, directly or indirectly, by the Company, the Guarantors or an Affiliate of either of them are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of a majority in aggregate principal amount of the Registrable Securities being sold by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be
           --------  -------
amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

        (e)    Notices.  All notices and other communications provided for
               -------
herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile to:

               (i) the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or

               (ii) if to any other person who is then the registered holder of any Registrable Securities, to the address of such holder as it appears in the note register of the Company and the Guarantors.

        Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

        (f)    Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of at least $ 100,000 principal amount of Registrable Securities. The Company and the Guarantors may not assign (except to a successor entity as a result of merger, consolidation or transfer of all or substantially all assets) their rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

        (g)    Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

        (h)    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
               ---------------------------------------------------------------

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN

THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A REGISTRABLE SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE GUARANTORS IN ANY OTHER JURISDICTION.

        (i)    Severability.  The remedies provided herein are cumulative and
               ------------
not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (j)    Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement unless expressly stated otherwise.

        (k)  Attorneys' Fees.  In any action or proceeding brought to enforce
             ---------------
any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

        (l)  Termination.  This Agreement shall terminate and be of no further
             -----------
force and effect from and after the earliest of (w) the date on which 10% or less of the Registrable Securities remain outstanding, (x) with respect to any holder of Registrable Securities, the date on which all of the Notes held by such holder may be sold pursuant to Rule 144(k), (y) with respect to any holder of Registrable Securities, the date on which all of the Notes held by such holder may be sold in a three-month period pursuant to Rule 144 and (z) 7 years from the date hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                    M.D.C. HOLDINGS, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                       Name:  Spencer I. Browne
                       Title: President




Attest: /s/ PARIS G. REECE
       --------------------



GUARANTORS:

                    RICHMOND AMERICAN HOMES OF
                    CALIFORNIA, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                        Name:  Spencer I. Browne
                        Title: Executive Vice President


                    RICHMOND AMERICAN HOMES OF MARYLAND, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                        Name:  Spencer I. Browne
                        Title: Executive Vice President



                    RICHMOND AMERICAN HOMES OF NEVADA, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                        Name:  Spencer I. Browne
                        Title: Executive Vice President

                    RICHMOND AMERICAN HOMES OF VIRGINIA, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                        Name:  Spencer I. Browne
                        Title: Executive Vice President


                    RICHMOND AMERICAN HOMES, INC.


                    By: /s/ SPENCER I. BROWNE
                        -------------------------
                        Name:  Spencer I. Browne
                        Title: Executive Vice President


                    RICHMOND HOMES, INC. I


                    By: /s/ BRIAN A. PETERSON
                        -------------------------
                        Name:  Brian A. Peterson
                        Title: Executive Vice President


                    RICHMOND HOMES, INC. II


                    By: /s/ BRIAN A. PETERSON
                        -------------------------
                        Name:  Brian A. Peterson
                        Title: Executive Vice President


                    PURCHASER:


                    By:
                        -----------------------
                        Name:
                        Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Brookside Corporation

                               By: /s/ Leslie L. Alexander
                                  --------------------------------------
                                  Name:   Leslie L. Alexander
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: ACM Managed Dollar Income

                               By: /s/ Wayne D. Lyski
                                  --------------------------------------
                                  Name:   Wayne D. Lyski
                                  Title:  Executive Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Alliance Managed Income

                               By: /s/ Wayne D. Lyski
                                  --------------------------------------
                                  Name:   Wayne D. Lyski
                                  Title:  Executive Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: AMERICAN CAPITAL INCOME TRUST, INC.

                               By: /s/ Ellis S. Bigelow
                                  --------------------------------------
                                  Name:   Ellis S. Bigelow
                                  Title:  Sr. V.P. - Group Manager Corp
                                          Sec Fund

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: American Capital High Yield
                                          Investments, Inc.

                               By: /s/ Ellis S. Bigelow
                                  --------------------------------------
                                  Name:   Ellis S. Bigelow
                                  Title:  Sr. V.P. - Group Manager Corp
                                          Sec Fund

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Bank Austria Investment Bank AG

                               By: /s/ Raner Knoll
                                  --------------------------------------
                                  Name:   Raner Knoll
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Arnhold and S. Bleischroeder, Inc.
                                          As Advisor to First Eagle N.V.

                               By: /s/ Charles J. Rodriquez
                                  --------------------------------------
                                  Name:   Charles J. Rodriquez
                                  Title:  Senior Vice President


                               By: /s/ Allan Langman
                                  --------------------------------------
                                  Name:   Allan Langman
                                  Title:  Senior Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Premium Total Return Fund

                               By: /s/ Harry Rosenbluth
                                  --------------------------------------
                                  Name:   Harry Rosenbluth
                                  Title:  Senior Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ Lynn E. Browne
                                  --------------------------------------
                                  Name:   Lynn E. Browne
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Capital Research and Management
                                          Company on behalf of The Income
                                          Fund of America, Inc.

                               By: /s/ Thomas E. Terry
                                  --------------------------------------
                                  Name:   Thomas E. Terry
                                  Title:  Vice President and Secretary

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Capital Research and Management
                                          Company on behalf of The Bond
                                          Fund of America, Inc.

                               By: /s/ Thomas E. Terry
                                  --------------------------------------
                                  Name:   Thomas E. Terry
                                  Title:  Vice President and Secretary

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Castlerock Partners

                               By: /s/ Paul P. Tanico
                                  --------------------------------------
                                  Name:   Paul P. Tanico
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cerberus Partners

                               By: /s/ Stephen Feinberg
                                  --------------------------------------
                                  Name:   Stephen Feinberg
                                  Title:  General Partner Cerberus
                                            Associates, L.P.
                                          General Partner Cerberus Partners

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Chichester Partners

                               By: /s/ Simon Glick
                                  --------------------------------------
                                  Name:   Simon Glick
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cilluffo Associates LP

                               By: /s/ Frank Cilluffo
                                  --------------------------------------
                                  Name:   Frank Cilluffo
                                  Title:  Managing General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cornerstone Partners

                               By: /s/ G. Robert Reichenbach
                                  --------------------------------------
                                  Name:   G. Robert Reichenbach
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cramer Rosenthal McGlynn, Inc.

                               By: /s/ Ronald H. McGlynn
                                  --------------------------------------
                                  Name:   Ronald H. McGlynn
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cramer Rosenthal McGlynn, Inc.

                               By: /s/ Ronald H. McGlynn
                                  --------------------------------------
                                  Name:   Ronald H. McGlynn
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cramer Rosenthal McGlynn, Inc.

                               By: /s/ Ronald H. McGlynn
                                  --------------------------------------
                                  Name:   Ronald H. McGlynn
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cramer Rosenthal McGlynn, Inc.

                               By: /s/ Ronald H. McGlynn
                                  --------------------------------------
                                  Name:   Ronald H. McGlynn
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Cramer Rosenthal McGlynn, Inc.

                               By: /s/ Ronald H. McGlynn
                                  --------------------------------------
                                  Name:   Ronald H. McGlynn
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Credit Lyonnais Bank (Austria) AG

                               By: /s/ Alex Goetzinger
                                  --------------------------------------
                                  Name:  Alex Goetzinger
                                  Title: Portfolio Manager

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ David D. Mandarich
                                  --------------------------------------
                                  Name:   David D. Mandarich
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ Thomas Baer
                                  --------------------------------------
                                  By:    James Dodson
                                  Title: Agent

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ V. Duane Rath
                                  --------------------------------------
                                  By:    James Dodson
                                  Title: Agent

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Partners, L.P.

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Institutional
                                          Partners I

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Institutional
                                          Partners II

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Tinicum Partners, L.P.

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Management, Inc.
                                          F/A/O Farallon Capital Offshore
                                          Investors, Inc.

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  Managing Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Management, Inc.
                                          F/A/O The Common Fund

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  Managing Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Management, Inc.
                                          F/A/O Donald Fisher Trust #2

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  Managing Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Farallon Capital Management, Inc.
                                          F/A/O C.P.I., Ltd.

                               By: /s/ Jason M. Fish
                                  --------------------------------------
                                  Name:   Jason M. Fish
                                  Title:  Managing Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Fidelity Capital & Income Fund

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Mellon Bank, N.A. as Trustee for:

                                          White Consolidated Industries, Inc.
                                          Master Trust Fund, as directed by
                                          Fidelity Management Trust Company

                               By: /s/ Judith A. Manion
                                  --------------------------------------
                                  Name:   Judith A. Manion
                                  Title:  Paralegal

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: State Street Bank and Trust Company
                                          as Custodian for:

                                          Pension Reserves Investment
                                          Management Board

                               By: /s/ Kristen J. Diebus
                                  --------------------------------------
                                  Name:   Kristen J. Diebus
                                  Title:  Assistant Secretary

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Northern Trust as Trustee for:

                                          Illinois State Board of Investments

                               By: /s/ Jane M. Styler
                                  --------------------------------------
                                  Name:   Jane M. Styler
                                  Title:  Trust Officer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Northern Trust as Trustee for:

                                          Illinois Municipal Retirement Fund

                               By: /s/ Jane M. Styler
                                  --------------------------------------
                                  Name:   Jane M. Styler
                                  Title:  Trust Officer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Bankers Trust as Trustee for:

                                          General Motors Hourly Rate Employees
                                          Pension Plan

                               By: /s/ Kenneth Gainey
                                  --------------------------------------
                                  Name:   Kenneth Gainey
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Bankers Trust as Trustee for:

                                          General Motors Retirement Program for
                                          Salaried Employees

                               By: /s/ Kenneth Gainey
                                  --------------------------------------
                                  Name:   Kenneth Gainey
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Variable Insurance Products Fund II:
                                          Asset Manager Portfolio

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Fidelity Asset Manager: Growth

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Fidelity Asset Manager

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Fidelity Advisor High Yield Fund

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Spartan High Income Fund

                               By: /s/ John Costello
                                  --------------------------------------
                                  Name:   John Costello
                                  Title:  Assistant Treasurer

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: VALUE PARTNERS, LTD.

                               By: /s/ Timothy G. Ewing
                                  --------------------------------------
                                  Name:   Timothy G. Ewing
                                  Title:  Partner of Fisher Ewing Partners,
                                          General Partner of Value Partners,
                                          Ltd.

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: See attached client names;
                                          GEM Capital Management, Inc.
                                          as Investment Advisors

                               By: /s/ Gerald B. Unterman
                                  --------------------------------------
                                  Name:   Gerald B. Unterman
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Anglo American Security Fund, L.P.

                               By: /s/ Oliver R. Grace, Jr.
                                  --------------------------------------
                                  Name:   Oliver R. Grace, Jr.
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:  Sterling Grace Capital Management,
                                           L.P.

                               By: /s/ John S. Grace
                                  --------------------------------------
                                  Name:   John S. Grace
                                  Title:  Chairman, Sterling Grace
                                          Corporation, as General Partner of
                                          Sterling Grace Capital Management,
                                          L.P.

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ Richard A. Horstmann
                                  --------------------------------------
                                  Name:   Richard A. Horstmann
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: GRUSS PARTNERS #2

                               By: /s/ Mark S. Roth
                                  --------------------------------------
                                  Name:   Mark S. Roth
                                  Title:  Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: GRUSS SECURITY INVESTORS LP, #2

                               By: /s/ Mark S. Roth
                                  --------------------------------------
                                  Name:   Mark S. Roth
                                  Title:  Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: J.M. HULL ASSOCIATES, L.P.

                               By: /s/ James Mitchell Hull
                                  --------------------------------------
                                  Name:   James Mitchell Hull
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Janus Twenty Fund

                               By: /s/ Thomas F. Marsico
                                  --------------------------------------
                                  Name:   Thomas F. Marsico
                                  Title:  Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Janus Flexible Income Fund

                               By: /s/ Thomas F. Marsico
                                  --------------------------------------
                                  Name:   Thomas F. Marsico
                                  Title:  Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: George C. Hillenbrand
                                          1974 Trust - FBO
                                          Elisabeth H. Burtschy

                               By: /s/ Lawrence R. Burtschy
                                  --------------------------------------
                                  Name:   Lawrence R. Burtschy
                                  Title:  Trustee

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ George M. Hillenbrand II
                                  --------------------------------------
                                  Name:   George M. Hillenbrand II

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Continental Casualty Company

                               By: /s/ Donald M. Lowry
                                  --------------------------------------
                                  Name:   Donald M. Lowry
                                  Title:  Senior Vice President, Secretary
                                          and General Counsel

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: MEINL BANK AG

                               By: /s/ Philip Reading
                                  --------------------------------------
                                  Name:   Philip Reading
                                  Title:  Senior Manager

                               By: /s/ Walter Steinek
                                  --------------------------------------
                                  Name: Walter Steinek
                                  Title: Manager

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: MERRILL LYNCH GLOBAL ALLOCATION
                                          FUND, INC.

                               By: /s/ Bryan N. Ison
                                  --------------------------------------
                                  Name:   Bryan N. Ison
                                  Title:  Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: ERVING WOLF PRIMARY LIFE TENANT,
                                          JOYCE WOLF SECONDARY LIFE TENANT,
                                          DDM ASSOCIATES REMAINDERMAN

                               By: /s/ Erving Wolf
                                  --------------------------------------
                                  Name:   Erving Wolf
                                  Title:  Primary Life Tenant

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: The Millburn Corp.
                                          Retirement Trust

                               By: /s/ Harvey Beker
                                  --------------------------------------
                                  Name:   Harvey Beker
                                  Title:  Trustee

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Institute for Aegean Prehistory

                               By: /s/ Harvey Beker
                                  --------------------------------------
                                  Name:   Harvey Beker
                                  Title:  Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: MCO

                               By: /s/ Harvey Beker
                                  --------------------------------------
                                  Name:   Harvey Beker
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Ince & Co. F/B/O
                                          MAS Pooled Trust Fund -
                                          High Yield Portfolio

                               By: /s/ Thomas L. Bennett
                                  --------------------------------------
                                  Name:   Thomas L. Bennett
                                  Title:  Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Trustees of the University of
                                          Pennsylvania

                               By: /s/ Thomas L. Bennett
                                  --------------------------------------
                                  Name:   Thomas L. Bennett
                                  Title:  Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: PaineWebber Managed Investments
                                          Trust -- PaineWebber High Income
                                          Fund

                               By: /s/ Jack W. Murphy
                                  --------------------------------------
                                  Name:   Jack W. Murphy
                                  Title:  Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: PaineWebber Premier High Income
                                          Trust, Inc.

                               By: /s/ Jack W. Murphy
                                  --------------------------------------
                                  Name:   Jack W. Murphy
                                  Title:  Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Kendall Private Holdings, Ltd.

                               By: /s/ John C. Suglin
                                  --------------------------------------
                                  Name:   John C. Suglin
                                  Title:  CFO, Moore Futures, Inc.

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Moore Global Fixed Income Fund, Ltd.

                               By: /s/ Henriette DeVries
                                  --------------------------------------
                                  Name: Henriette DeVries
                                  Title: Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Paresco, Inc.

                               By: /s/ Neil Weiner
                                  --------------------------------------
                                  Name:   Neil Weiner
                                  Title:  Vice-President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Perry Partners International Inc.

                               By: /s/ Richard Perry
                                  --------------------------------------
                                  Name:   Richard Perry
                                  Title:  President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Paces Partners, LP

                               By: /s/ William C. Brookshire, Jr.
                                  --------------------------------------
                                  Name:   William C. Brookshire, Jr.
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Privatinvest Bank AG

                               By: /s/ Hermann J. Reif
                                  --------------------------------------
                                  Name:   Hermann J. Reif
                                  Title:  Managing Director

                               By: /s/ Christian Dinzl
                                  --------------------------------------
                                  Name:   Christian Dinzl
                                  Title:  Manager

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Tamarisk, L.P.

                               By: /s/ Randall Rose
                                  --------------------------------------
                                  Name:   Randall Rose
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: The Shelton Companies

                               By: /s/ Charles M. Shelton
                                  --------------------------------------
                                  Name:   Charles M. Shelton
                                  Title:  Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: SPEAR, LEEDS & KELLOGG

                               By: /s/ Fred Kambeitz
                                  --------------------------------------
                                  Name:   Fred Kambeitz
                                  Title:  Sp. Ltd. Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ Spencer I. Browne
                                  --------------------------------------
                                  Name:   Spencer I. Browne
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Strome Offshore, Ltd.

                               By: /s/ Jeffrey Lambert
                                  --------------------------------------
                                  Name:   Jeffrey Lambert
                                  Title:  CFO Strome Susskind, Inv. Adv.

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Strome Partners, L.P.

                               By: /s/ Jeffrey Lambert
                                  --------------------------------------
                                  Name:   Jeffrey Lambert
                                  Title:  CFO Strome Susskind, General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: West Broadway Partners, L.P.

                               By: /s/ David J. Liptak
                                  --------------------------------------
                                  Name:   David J. Liptak
                                  Title:  Managing Director

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Yamaichi International
                                          (America), Inc.

                               By: /s/ David J. Liptak
                                  --------------------------------------
                                  Name:   David J. Liptak
                                  Title:  Executive Vice President

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: Williamson Investors Limited
                                          Partnership

                               By: /s/ William H. Williamson III
                                  --------------------------------------
                                  Name:   William H. Williamson III
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER:

                               By: /s/ Yale Zimmerman
                                  --------------------------------------
                                  Name:   Yale Zimmerman
                                  Title:

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: ZWEIG-DIMENNA PARTNERS, L.P.

                               By: /s/ Joseph A. Dimenna
                                  --------------------------------------
                                  Name:   Joseph A. Dimenna
                                  Title:  General Partner

                               RICHMOND AMERICAN HOMES OF VIRGINIA,
                               INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND AMERICAN HOMES, INC.

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. I

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               RICHMOND HOMES, INC. II

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:


                               PURCHASER: ZWEIG INTERNATIONAL LTD.

                               By: /s/ Joseph A. Dimenna
                                  --------------------------------------
                                  Name:   Joseph A. Dimenna
                                  Title:  Vice President, Zweig International
                                          Managers, Inc. (Investment Manager)